CERTIFICATION


I, Christopher J. Bower, certify that:

1. I have reviewed this report on Form N-CSR of The Pacific Corporate Group Private Equity
          Fund;

2.       Based on my  knowledge,  this  report does not
          contain  any untrue  statement  of a material
          fact  or  omit  to  state  a  material   fact
          necessary  to make the  statements  made,  in
          light of the  circumstances  under which such
          statements  were made,  not  misleading  with
          respect  to  the   period   covered  by  this
          report; and

3.       Based   on   my   knowledge,   the   financial
          statements,  and other financial  information
          included in this  report,  fairly  present in
          all   material    respects   the    financial
          condition,  results  of  operations,  changes
          in  net  assets,   and  cash  flows  (if  the
          financial    statements   are   required   to
          include  a  statement  of cash  flows) of the
          registrant   as  of,  and  for,  the  periods
          presented in this report.




         Date:    June 6, 2003        By:/s/ Christopher J. Bower
                                      ------------------------------------

                                      Christopher J. Bower

                                      President/ Principal Executive Officer of
                                      The Pacific Corporate Group Private
                                      Equity Fund

                                  CERTIFICATION


I, Philip M. Posner, certify that:

1. I have reviewed this report on Form N-CSR of The Pacific Corporate Group Private Equity
         Fund;
2.       Based on my  knowledge,  this  report does not
         contain  any  untrue  statement  of a material
         fact  or  omit  to  state  a   material   fact
         necessary  to make  the  statements  made,  in
         light of the  circumstances  under  which such
         statements  were  made,  not  misleading  with
         respect   to  the   period   covered  by  this
         report; and
3.       Based   on   my   knowledge,   the   financial
         statements,  and other  financial  information
         included  in this  report,  fairly  present in
         all   material    respects    the    financial
         condition,  results of operations,  changes in
         net assets,  and cash flows (if the  financial
         statements   are   required   to   include   a
         statement of cash flows) of the registrant as of, and for, the periods presented in this report.




         Date:    June 6, 2003       By:/s/ Philip M. Posner
                                     -------------------------------
                                     Philip M. Posner
                                     Vice President, Treasurer and
                                     Secretary/Principal
                                     Financial Officer of The Pacific
                                     Corporate Group Private Equity Fund